Exhibit 99.2
Dollar Tree Announces Agreement to Divest Its Family Dollar Business to Brigade Capital Management and Macellum Capital Management
•Transaction completes previously announced review of Strategic Alternatives for Family Dollar Business

CHESAPEAKE, Va. – (BUSINESS WIRE) – March 26, 2025 – Dollar Tree, Inc. (NASDAQ: DLTR) today announced that the Company has reached an agreement under which Brigade Capital Management, LP (“Brigade”) and Macellum Capital Management, LLC (“Macellum”) will partner to acquire the Company’s Family Dollar business segment. Family Dollar will remain headquartered in Chesapeake, Virginia.

The purchase price for Family Dollar, under the terms of the agreement, is $1,007.0 million, subject to customary closing adjustments.

After a thorough review of potential alternatives for the Family Dollar business segment, the Dollar Tree leadership team and Board of Directors determined that a sale of Family Dollar to Brigade and Macellum best unlocks value for Dollar Tree shareholders and positions Family Dollar for future success.

“This is a major milestone in our multi-year transformation journey to help us fully achieve our potential,” said Mike Creedon, Chief Executive Officer, Dollar Tree, Inc. “We will continue to grow and optimize our Dollar Tree business to maximize value for Dollar Tree associates, customers, and shareholders with an enhanced focus on compelling initiatives, including our expanded assortment, significant planned new store openings across the United States, and transactions that advance our growth strategy.”
Mr. Creedon continued, “Under the experienced, dynamic leadership of Family Dollar President Jason Nordin, and with the financial support of Brigade and Macellum, Family Dollar will be well-positioned for growth as a private company. With the support of a dedicated team, Family Dollar will be able to strengthen its commitment to providing affordable and essential goods to customers so they can do more with less.”

Matt Perkal, Partner at Brigade, said, “Since 1959, Family Dollar has served its customers by offering convenient, high-quality products at a great value and the business is a pillar in communities across the United States. We look forward to continuing and enhancing Family Dollar as its own enterprise, which we are confident will drive greater success for the business and value for all of Family Dollar’s stakeholders, including employees, customers, and communities.”

“This transaction presented a unique opportunity to play a key role in reinvigorating an iconic business. Throughout this process we have met an exceptional group of executives that are dedicated to the Company and its customers. We look forward to executing the strategic plan we have developed together,” added Jonathan Duskin, CEO and Partner of Macellum. “In particular, we are excited that Duncan MacNaughton will be joining the company as Chairman, where his insights as a former President and Chief Operating Officer of the company, and broader industry experience, will be invaluable.”

Duncan MacNaughton added, “I am excited to collaborate with the Family Dollar team and our incredibly capable and supportive new investors to drive the business forward in this next chapter of its evolution. Family Dollar has a tremendous potential to grow and succeed as an independent company, and I am honored to be able to play a role in helping the company fully realize that opportunity.”

Transaction Timing and Details

The transaction is anticipated to close later in the second quarter of 2025, subject to standard closing conditions and regulatory approvals.

J.P. Morgan Securities LLC is serving as financial advisor and Davis Polk & Wardwell LLP is serving as legal advisor to Dollar Tree.

Jefferies LLC is serving as lead financial advisor to Brigade and Macellum, and RBC Capital Markets is also serving as financial advisor in connection with the acquisition of Family Dollar. Paul, Weiss, Rifkind, Wharton & Garrison LLP is serving as legal advisor in connection with the transaction. Wells Fargo, RBC Capital Markets, and WhiteHawk Capital Partners are providing financing for the transaction.

About Dollar Tree, Inc.
Dollar Tree, a Fortune 200 Company, operated 16,500 stores across 48 states and five Canadian provinces as of February 1, 2025. Stores operate under the brands of Dollar Tree, Family Dollar, and Dollar Tree Canada. To learn more about the Company, visit www.DollarTree.com.

About Brigade Capital Management
Brigade Capital Management is a global asset management firm founded in 2006 with over $27 billion in assets under management. Brigade invests across public and private markets using a bottoms-up investment philosophy across a variety of diversified funds. As an SEC registered investment advisor, Brigade is a leading independent alternative asset manager with a 48-person investment team. Founded by Donald E. Morgan III, CIO and Managing Partner, the firm is headquartered in New York with a global footprint that includes an office in London.

About Macellum Capital Management
Macellum Capital Management is an investment firm founded in 2009 that invests in undervalued companies that it believes can appreciate significantly in value through changes in strategy, capital allocation and improvements in operations. The firm has substantial experience investing in consumer and retail companies. Macellum’s investment team and advisors work collaboratively with companies and draw upon their extensive strategic and operating experience to assist companies in designing and implementing initiatives to improve long-term performance.

A WARNING ABOUT FORWARD-LOOKING STATEMENTS: This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements can be identified by the fact that they address future events, developments or results and do not relate strictly to historical facts. Any statements contained in this communication that are not statements of historical fact may be deemed to be forward-looking statements. Forward-looking statements include, without limitation, statements preceded by, followed by or including words such as: “anticipate,” “appear,” “assume,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “likely,” “may,” “plan,” “project,” “seek,” “should,” “strategy,” “will,” “can,” “could,” “predict,” “possible,” “future,” “potential,” “look,” “build,” “focus,” “create,” “work,” “continue,” “target,” “poised,” “advance,” “drive,” “aim,” “approach,” “seek,” “schedule,” “position,” “pursue,” “progress,” “budget,” “outlook,” “trend,” “guidance,” “commit,” “on track,” “objective,” “goal,” “opportunity,” “ambitions,” “view”, “aspire” and variations of negatives of such terms and variations thereof. Other words and terms of similar meaning or import in connection with any discussion of future plans, actions, events or operating, financial or other performance identify forward-looking statements. These statements are subject to risks and uncertainties. In particular, our forward-looking statements include statements regarding our pending sale of Family Dollar, which is subject to closing conditions and a number of adjustments to the purchase price, and which may not be completed in a timely fashion or at all, disrupt our business operations, be more difficult or costly than expected or fail to achieve the anticipated benefits. For a discussion of the risks, uncertainties and assumptions that could affect our future events, developments or results, you should carefully review the “Risk Factors,” “Business” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” sections in our Annual Report on Form 10-K filed March 20, 2024 and other filings we make from time to time with the Securities and Exchange Commission. Any forward-looking statements speak only as of the date the statement is made and we are not obligated to release publicly any revisions to any forward-looking statements contained in this press release to reflect events or circumstances occurring after the date of this report and you should not expect us to do so. It is not possible to identify all of the risks, uncertainties and other factors that may affect future results. In light of these risks and uncertainties, the forward-looking events and circumstances discussed herein may not occur and actual results may differ materially from those anticipated or implied in the forward-looking statements. Accordingly, readers are cautioned not to place undue reliance on any forward-looking statements.

Investors:
Robert A. LaFleur
SVP, Investor Relations
investorinfo@dollartree.com

Media:
Kate Kirkpatrick
VP, Communications
mediainquiries@dollartree.com

For Brigade and Macellum:
Josh Clarkson, Anne Hart
pro-brigade@prosek.com